                                                                   EXHIBIT 10.30
                               THERMA-WAVE, INC.
                               -----------------

                 1997 EMPLOYEE STOCK PURCHASE AND OPTION PLAN
                 --------------------------------------------

          1.   Purpose of Plan. This 1997 Employee Stock Purchase and Option
               ---------------
Plan (the "Plan") of Therma-Wave, Inc. (the "Company") is designed to provide
           ----                              -------
incentives to such present and future employees, directors, consultants or advisers of the Company or its subsidiaries ("Participants"), as may be selected
                                              ------------
in the sole discretion of the Company's board of directors, through the grant of Options by the Company to Participants or through the sale of Common Stock to Participants. Only those Participants who are employees of the Company and its Subsidiaries shall be eligible to receive incentive stock options. This is intended to be a stock purchase and option plan for purposes of Section 408 of the California General Corporation Law and is intended to comply with the provisions of Section 25102(o) of the California Corporate Securities Law of 1968, as amended.

          2.   Definitions. Certain terms used in this Plan have the meanings
               -----------
set forth below:

          "Board" means the Company's board of directors.
           -----

          "Class A Common" means the Company's Class A Common Stock, par value
           --------------
$.01 per share.

          "Class B Common" means the Company's Class B Common Stock, par value
           --------------
$.01 per share.

          "Class L Common" means the Company's Class L Common Stock, par value
           --------------
$.01 per share.

          "Code" means the Internal Revenue Code of 1986, as it may be amended
           ----
form time to time.

          "Committee" means the Committee appointed by the Board pursuant to
           ---------
Section 5 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "Committee" shall refer to the Board.
                     ---------

          "Common Stock" means the Class A Common, the Class B Common and the
           ------------
Class L Common.

          "Continuous Employment" means the absence of any interruption or
           ---------------------
termination of service as an employee, director or consultant by the Company or any Subsidiary. Continuous Employment shall not be considered interrupted during any period of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the
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Company and any parent, Subsidiary or successor of the Company. A leave of absence approved by the Company shall include sick leave, military leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

     "Covered Employee" means any individual whose compensation is subject to
      ----------------
the limitations on tax deductibility provided by Section 162(m) of the Code and any Treasury Regulations promulgated thereunder in effect at the close of the taxable year of the Company in which an Option has been granted to such individual.

     "Employee" means any person, including officers, employed by the Company or
      --------
any Subsidiary.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Fair Market Value" means (i) the closing price of a share of Common Stock
      -----------------
on the principal exchange on which the Common Stock is traded, or (ii) if the Common Stock is not traded on an exchange but is quoted on the NASDAQ National Market or successor quotation system, the closing price on the NASDAQ National Market or such successor quotation system, or (iii) if the Common Stock is not traded on an exchange or quoted on the NASDAQ National Market or a successor quotation system, the fair market value of a share of Common Stock as determined by the Company's Board of Directors in good faith, based upon such factors as they deem relevant. Notwithstanding the preceding, for federal, state and local income tax reporting purposes, fair market value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time. Such determination shall be conclusive and binding on all persons.

     "Grant Date" means the date that the Committee authorizes the grant of an
      ----------
Option or the sale of Common Stock.

     "Non-Employee Director" means a director of the Company who qualifies as a
      ---------------------
Non-Employee Director as such term is defined in Section 240.1b-3(b)(3) of the General Rules and Regulations promulgated under the Exchange Act (the "General
                                                                       -------
Rules and Regulations").
---------------------

     "Option" means any option enabling the holder thereof to purchase any class
      ------
of Common Stock from the Company granted by the Board pursuant to the provisions of this Plan. Options to be granted under this Plan may be incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock
                                                        ---------------
Options") or in such other form, consistent with this Plan, as the Board may
-------
determine.

     "Option Shares" means any shares of Common Stock issued hereunder upon
      -------------
exercise of Options.

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     "Outside Director" means a director of the Company who qualifies as an
      ----------------
Outside Director as such term is used in Section 162(m) of the Code and defined in any applicable Treasury Regulations promulgated thereunder.

     "Registration Date" means the effective date of the first registration of
      -----------------
any class of the Company's equity securities pursuant to Section 12 of the Exchange Act.

     "Section 162(m) Effective Date" means the first date as of which the
      -----------------------------
limitations on the tax deductibility of certain compensation provided by Section 162(m) of the Code and any Treasury Regulations promulgated thereunder are applicable to Options granted under the Plan.

     "Section 16 Person" means a person who, with respect to the Option Shares,
      -----------------
is subject to Section 16 of the Exchange Act.

     "Subsidiary" means any corporation of which shares of stock having a
      ----------
majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through its Subsidiaries.

     "Termination of Service" means (a) in the case of an Employee, a cessation
      ----------------------
of the employee-employer relationship between an employee and the Company or a Subsidiary for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability, or the disaffiliation of a Subsidiary, but excluding any such termination where there is a simultaneous reemployment by the Company or a Subsidiary; and (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or a Subsidiary for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability, or the disaffiliation of a Subsidiary, but excluding any such termination where there is a simultaneous re-engagement of the Consultant by the Company or a Subsidiary.

     3.   Grant of Options. The Board shall have the right and power to grant to
          ----------------
any Participant Options at any time prior to the termination of this Plan in such quantity, at such price, on such terms and subject to such conditions that are consistent with this Plan and established by the Board. Options granted under this Plan shall be subject to such terms and conditions and evidenced by agreements as shall be determined from time to time by the Board.

     4.   Sale of Common Stock. The Board shall have the power and authority to
          --------------------
sell to any Participant any class or classes of Common Stock at any time prior to the termination of this Plan in such quantity, as such price, on such terms and subject to such conditions that are consistent with this Plan and established by the Board. Common Stock sold under this Plan shall be subject to such terms and evidenced by agreements as shall be determined from time to time by the Board.

     5.   Administration of the Plan. The Board shall have the power and
          --------------------------
authority to prescribe, amend and rescind rules and procedures governing and administration of this Plan, including, but not limited to the full power and authority (i) to interpret the terms of this Plan, the terms of any Options granted under this Plan, and the rules and procedures established by the Board governing any such Options and (ii) to determine the rights of any person under this Plan, or the meaning of requirements imposed by the terms of this Plan or any rule or procedure established by the Board. Each action of the Board shall be final and binding on all persons.

          The Board may appoint a Committee consisting of not less than two (2) members of the Board to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her. Notwithstanding the foregoing, after the Section 162(m) Effective Date, the Plan and all Option grants shall be administered and approved by a Committee comprised solely of two or more Outside Directors.

          The Committee shall meet at such times and places and upon such notice as the chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by a majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

          6.   Limitation on the Aggregate Number of Shares. The number of
               --------------------------------------------
shares of Common Stock issued under this Plan (including the number of shares of Common Stock with respect to which Options may be granted under this Plan (and which may be issued upon the exercise or payment thereof)) shall not exceed, in the aggregate, 800,000 shares of Class B Common (as such number is equitably adjusted pursuant to Section 14 hereof). If any Options expire unexercised or unpaid or are canceled, terminated or forfeited in any manner without the issuance of Common Stock or payment thereunder, the shares with respect to which such Options were granted shall again be available under this Plan. Similarly, if any shares of Common Stock issued hereunder upon exercise of Options are repurchased hereunder, such shares shall again be available under this Plan for reissuance as Options. Shares of Common Stock to be issued upon exercise of the Options or shares of Common Stock to be sold directly hereunder may be either authorized and unissued shares, treasury shares, or a combination thereof, as the Board shall determine.

          Notwithstanding the foregoing, the total number of shares subject to the Plan shall not exceed the applicable percentage of total outstanding shares of capital stock of the Company as calculated in accordance with the conditions and exclusions of Section 260.140.45 of the Rules of the California Corporations Commissioner based on the shares of the Company that are outstanding at the time the calculation is made, unless a higher percentage is approved by at least two-thirds (2/3) of the total outstanding shares of capital stock of the Company entitled to vote on the matter.

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

The foregoing limitation shall cease to apply to the Plan at such time as, in the opinion of legal counsel to the Company, such rule is no longer deemed to apply to the offer or sale of shares subject to the Plan by the Company.

          7.   Eligibility.  Nonstatutory Stock Options under the Plan may be
               -----------
granted to Participants whom the Committee, in its sole discretion, may designate from time to time. Incentive Stock Options may be granted only to Employees. A Participant who has been granted an Option, if he or she is otherwise eligible, may be granted an additional Option or Options. However, the aggregate Fair Market Value of the shares subject to one or more Incentive Stock Options that are exercisable for the first time by an Optionee during any calendar year (under all stock option plans of the Company and its parents and Subsidiaries) shall not exceed $100,000 (determined as of the Grant Date). After the Section 162(m) Effective Date, Options under the Plan shall be granted to Covered Employees upon satisfaction of the conditions to such grants provided pursuant to Section 162(m) and any Treasury Regulations promulgated thereunder.

          Neither the establishment nor the operation of the Plan shall confer upon any Participant or any other person any right with respect to continuation of employment or other service with the Company or any Subsidiary, nor shall the Plan interfere in any way with the right of the Participant or the right of the Company (or any Subsidiary) to terminate such employment or service at any time.

          8.   Term of Option.  Unless the Committee determines otherwise, the
               --------------
term of each Option granted under the Plan shall be ten (10) years from the Grant Date. The term of the Option shall be set forth in the Option Agreement. No Option shall be exercisable after the expiration of ten (10) years from the Grant Date, provided that no Option granted to any Participant who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or any Subsidiary shall be exercisable after the expiration of five (5) years from the Grant Date. The Board may, in its discretion, provide at the time that an Incentive Stock Option is granted that such Incentive Stock Option may be exercised for a period ending no later than either (x) the termination of this Plan in the event of the Participant's death while an employee of the Company or a Subsidiary, or (y) the date which is three months after termination of the Participant's employment for any other reason. The Board's discretion to extend the period during which an Incentive Stock Option is exercisable shall only apply if and to the extent that (i) the Participant was entitled to exercise such Option on the date of termination, and
(ii) such Option would not have expired had the Participant continued to be employed by the Company or a Subsidiary. To the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

               9.   Option Exercise Price and Consideration.
                    ---------------------------------------

                    (a)  Option Price. Except as provided in subsections (b) and
                         ------------
(c) below, the exercise price for the shares to be issued pursuant to any Option shall be such price as is determined by the Committee, which shall in no event be less than: (i) in the case of Incentive Stock Options, the Fair Market Value of such shares on the Grant Date; or (ii) in the case of Nonstatutory Stock Options, 85% of such Fair Market Value.

                    (b)  Ten Percent Shareholders.  No Option shall be granted
                         ------------------------
to any Participant who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary, unless the exercise price for the shares to be issued pursuant to such Option is at least equal to 110% of the Fair Market Value of such shares on the Grant Date.

                    (c)  Section 162(m) Limitations.  After the Section 162(m)
                         --------------------------
Effective Date, the exercise price of any Option granted to a Covered Employee shall be at least equal to the Fair Market Value of the shares on the Grant Date.

                    (d)  Consideration.  The consideration to be paid for the
                         -------------
Option Shares shall be payment in cash or by check, cashier's check, certified check or wire transfer, unless payment in some other manner, including by promissory note, other shares of the Company's Common Stock or such other consideration and method of payment for the issuance of the Option Shares as may be permitted under Sections 408 and 409 of the California General Corporation Law, is authorized by the Committee at the time of the grant of the Option. Any cash or other property received by the Company from the sale of Common Stock pursuant to the Plan shall constitute part of the general assets of the Company.

               10.  Exercise of Option.
                    ------------------

                    (a)  Vesting Period.  Any Option granted hereunder shall be
                         --------------
exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the option agreement evidencing the Option. Unless the Committee specifically determines otherwise at the time of the grant of the Option, each Option shall vest and become exercisable, cumulatively, as to twenty-five percent (25%) of the shares subject to the Option on each of the first four anniversaries of the Grant Date until all of the Option Shares subject to the option have vested, subject to the Participant's Continuous Employment. An Option may not be exercised for fractional shares or for less than ten (10) shares.

                    (b)  Exercise Procedures.  An Option shall be deemed to be
                         -------------------
exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Option Shares with respect to which the Option is exercised has been received by the Company. After the Registration Date, in lieu of delivery of a cash payment for the purchase price of the Option Shares with respect to which the Option is exercised, the Participant may deliver to the Company a sell order to a broker for the Option Shares being purchased and an agreement to pay (or have the broker remit payment for) the purchase price for the Option Shares being purchased on or before the settlement date for the sale of such shares to the broker. As soon as practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Option Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Option Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Participant of the consideration for the purchase of the Option Shares, except as provided in Section 14 of the Plan.

          (c)  Exercise of Option With Stock. If a Participant is permitted to
               -----------------------------
exercise an Option by delivering shares of the Company's Common Stock, the Option agreement covering such Option may include provisions authorizing the Participant to exercise the Option, in whole or in part, by (i) delivering whole shares of the Company's Common Stock previously owned by such Participant (whether or not acquired through the prior exercise of a stock option) having a Fair Market Value equal to the Option price; or (ii) directing the Company to withhold from the Option Shares that would otherwise be issued upon exercise of the Option that number of whole Option Shares having a Fair Market Value equal to the Option price. Shares of the Company's Common Stock so delivered or withheld shall be valued at their Fair Market Value at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee. Any balance of the Option price shall be paid in cash. Any shares delivered or withheld in accordance with this provision shall again become available for purposes of the Plan and for Options subsequently granted thereunder. After the Registration Date, any exercise of an Option under
Section 9(c)(i) or 9(c)(ii) above by a Section 16 Person shall comply with the relevant requirements of Section 240.16b-1 et. seq. of the General Rules and Regulations.

          (d)  Termination of Status as Employee Director or Consultant. If a
               --------------------------------------------------------
Participant shall cease to be an employee, director, consultant or advisor for any reason other disability or death, he or she may, but only within thirty (30) days (or such other period of time as is determined by the Committee) after the date of Termination of Service, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of Termination of Service, subject to the condition that no Option shall be exercised after the expiration of the Option period.

          (e)  Disability of Optionee. If a Participant shall cease to be an
               ----------------------
employee, director, consultant or advisor due to disability, and such Optionee was in Continuous Employment as an employee, director or consultant from the Grant Date until the date of Termination of Service, the Option may be exercised at any time within six (6) months following the date of Termination of Service, but only to the extent of the accrued right to exercise at the time of Termination of Service, subject to the condition that no option shall be exercised after the expiration of the Option period.

          (f)  Death of Participant. In the event of the death during the Option
               --------------------
period of a Participant who is at the time of his or her death, an employee, director, consultant or advisor and who was in Continuous Employment as such from the Grant Date until the date of death, the Option may be exercised at any time within six (6) months following the date of death by the Participant's estate or by a person who acquired the right to exercise the Option by bequest, inheritance or otherwise as a result of the Participant's death, but only to the extent of the accrued right to exercise at the time of death, subject to the condition that no option shall be exercised after the expiration of the Option period.

               (g)  Tax Withholding.  The Company shall be entitled, if
                    ---------------
necessary or desirable, to withhold from the Participant (or secure payment
                                    --------------------
from the Participant in lieu of withholding) the amount of any withholding or
         -----------
other tax due from the Company with respect to any amount payable and/or shares issuable under this Plan, and the Company may defer such payment or issuance unless indemnified to its satisfaction.

          11.  Listing, Registration and Compliance with Laws and Regulations.
               --------------------------------------------------------------
Each Option shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of such Option or the issue or purchase of shares thereunder, no such Option may be exercised or paid in Common Stock in whole or in part unless such listing, registration, qualification, consent or approval (a "Required Listing") shall have been effected or obtained,
                        ----------------
and the holder of the Option will supply the Company with such certificates, representations and information as the Company shall request which are reasonably necessary or desirable in order for the Company to obtain such Required Listing, and shall otherwise cooperate with the Company in obtaining such Required Listing. In the case of Section 16 Persons, the Board may at any time impose any limitations upon the exercise of an Option which, in the Board's discretion, are necessary or desirable in order to comply with Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Board may, in its discretion and without the consent of the holders of any such Options, so reduce such period on not less than 15 days' written notice to the holders thereof.

          12.  Cash Payments Upon Exercise.  Options which are not Incentive
               ---------------------------
Stock Options may, in the Board's discretion, provide that the holder thereof, as soon as practicable after the exercise of the Options will receive, in lieu of any issuance of Common Stock, a cash payment in such amount as the Board may determine, but not more than the excess of the Fair Market Value of a share of Common Stock (on the date the holder recognizes taxable income) over the Option's exercise price multiplied by the number of shares as to which the Option is exercised.

          13.  Organic Change.  Except as otherwise provided in this Plan, any
               --------------
recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Except as otherwise provided in this Plan, after the
 --------------
consummation of any Organic Change, each Participant holding Options shall thereafter have the right to acquire and receive upon exercise thereof, rather than the Option Shares immediately theretofore acquirable and receivable upon exercise of such Participant's Options, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Option Shares immediately theretofore acquirable and receivable upon exercise of such Participant's Options had such Organic Change not taken place. Except as otherwise provided in this Plan, in any such case, the Company shall make appropriate provision with respect to such Participant's rights and interests to insure that the provisions hereof (including this Section 13) shall thereafter be applicable to the Options (including, in the case of any such Organic Change in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the value for the Common Stock reflected by the terms of such Organic Change and a corresponding immediate adjustment in the number of Option Shares acquirable and receivable upon exercise of the Options, if the value so reflected is less than the Fair Market Value of the Common Stock in effect immediately prior to such Organic Change).

               14.  Adjustment for Change in Common Stock.  In the event of a
                    -------------------------------------
reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other change in the Common Stock, the Board shall make appropriate changes in the number and type of shares authorized by this Plan, the number and type of shares covered by outstanding Options and the prices specified therein.

               15.  Termination of Options.  Unless otherwise expressly provided
                    ----------------------
in any grant of Options pursuant to this Plan, upon a Sale of the Company as defined below) or upon termination of the Participant's employment for any reason, the Board may (i) terminate such Participant's Options without payment of any kind; (ii) terminate such Participant's Options for a cash payment in such amount as the Board may determine, but not more than the excess of the Fair Market Value of a share of Common Stock (on the date of such Sale of the Company or such termination) over the Option's exercise price multiplied by the number of Options to be terminated; or (iii) immediately vest any unvested Options held by such Participant, causing such Options to become immediately exercisable.

               For purposes of this paragraph, "Sale of the Company" means any
                                                -------------------
transaction involving the Company and a third party or affiliated group of third parties pursuant to which such party or parties acquire (i) a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of Company's Board (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

               For purposes of this paragraph, "Person" means an individual, a
                                                ------
partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

               16.  Termination and Amendment.  The Board at any time may
                    -------------------------
suspend or terminate this Plan and make such additions or amendments as it deems advisable under this Plan, except that they may not, without further approval by the Company's stockholders, (a) increase the maximum number of shares as to which Options may be granted under this Plan, except pursuant to Section 14 above or (b) extend the term of this Plan; provided that, subject to Section 11 hereof, the Board may not change any of the terms of a written agreement with respect to an Option between the Company and the holder of such Option without the approval of the holder of such Option. No Options shall be granted or shares of Common Stock issued hereunder after May 16, 2007; provided that, if the term of this Plan is otherwise extended, no Incentive Stock Options shall be granted hereunder after May 16, 2007. After the Section 162(m) Effective Date, the modification or addition of a material term of the Plan (as determined under Section 162(m) and any applicable Treasury Regulations promulgated thereunder) shall be approved by the stockholders in the manner provided in Section 19 of this Plan.

               17.  Reservation of Shares.  During the term of this Plan the
                    ---------------------
Company will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.
The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

               18.  Information to Optionee. During the term of any Option
                    -----------------------
granted under the Plan, the Company shall provide or otherwise make available to each Participant a copy of its annual financial statement and any other financial information provided to its shareholders in accordance with the provisions of the Company's Bylaws and applicable law.

               19.  Stockholder Approval. The Plan shall be subject to approval
                    --------------------
by the stockholders of the Company within twelve (12) months before or after the Plan is adopted by the Board. Except as provided otherwise in Section 6, any amendments to the plan requiring stockholder approval must be approved by the affirmative vote of the holders of a majority of the outstanding shares of voting stock present or represented and entitled to vote at a duly held meeting at which a quorum is present, or by the written consent of the stockholders in the manner provided by Delaware law.

                                   * * * * *